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                                                                    EXHIBIT 10.9


                           AMENDMENT TO BUS PURCHASE
                             REQUIREMENTS AGREEMENT


         This Amendment to Bus Purchase Requirements Agreement (the "Amendment") is made and entered into as of June 30, 1988, by and among Greyhound Lines, Inc., a Delaware corporation formerly known as GLI Operating Company ("Lines"), Transportation Leasing Co., a California corporation formerly known as Greyhound Lines, Inc. ("Transportation"), Transportation Manufacturing Corporation, a Delaware corporation ("TMC"), Motor Coach Industries, Inc., a Delaware corporation ("MCI") (Lines, Transportation, TMC, and MCI, collectively, being called herein the "Parties"), Texas, New Mexico & Oklahoma Coaches, Inc., a Texas corporation (the "Texas Carrier"), T.N.M.&O. Tours, Inc., a Texas corporation, and Vermont Transit Co., Inc, a Vermont corporation (the "Vermont Carrier").

                              W I T N E S S E T H:

         WHEREAS, the Parties entered into that certain Bus Purchase Requirements Agreement (the "Requirements Agreement") dated March 18, 1987, the term of which was extended by that certain letter agreement (the "Letter Agreement") dated June 15, 1987, executed by GLI Holding Company, a Delaware corporation ("GLI Holding"), and The Greyhound Corporation, an Arizona corporation
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("Greyhound") (the Letter Agreement and the Requirements Agreement,
collectively, being called herein the "Agreement");

         WHEREAS, GLI Holding, T & V Holding Company, a Delaware corporation ("T&V"), TNMO Acquisition, Inc., a Texas corporation (the "Texas GLI Sub"), Greyhound, and the Texas Carrier have entered into that certain Acquisition Agreement (the "Texas Acquisition Agreement") dated as of June 27, 1988, pursuant to which the Texas GLI Sub will be merged with and into the Texas Carrier;

         WHEREAS, GLI Holding, T&V, VT Acquisition, Inc., a Vermont corporation (the "Vermont GLI Sub"), Greyhound, and the Vermont Carrier have entered into that certain Acquisition Agreement (the "Vermont Acquisition Agreement") dated as of June 27, 1988, pursuant to which the Vermont GLI Sub will be merged with and into the Vermont Carrier;

         WHEREAS, the Texas Acquisition Agreement and the Vermont Acquisition Agreement are conditioned upon the amendment of the Agreement to provide for the obligation of the Texas Carrier, the Texas Carrier's subsidiary, and the Vermont Carrier (the "New Parties") to purchase 75% of their motor coaches from TMC or MCI on the same terms and conditions as provided for in the Agreement;

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         NOW,THEREFORE, the undersigned hereby agree that the Agreement is amended as follows:

         Parties. The first paragraph of the Agreement is amended to add the following before the period at the end of the first sentence thereof:

         , Texas,New Mexico & Oklahoma Coaches, Inc., a Texas corporation ("TNMO"), T.N.M.O. Tours, Inc., a Texas corporation (" Tours"), and Vermont Transit Co., Inc., a Vermont corporation ("Vermont") (with TNMO, Tours, and Vermont being referred to herein collectively as the "New GLI Entities" and GLI Operating and the New GLI Entities being referred to herein collectively as the "GLI Entities")


         Section 1. Section 1 of the Agreement is amended to add the following at the end thereof:

         For calendar years 1988 through 1992, the New GLI Entities shall purchase pursuant to the terms of this Agreement not less than 75% of their aggregate motor coaches for each such year of the type manufactured by TMC or MCI as of August 1 of each of the preceding years or planned to be manufactured by TMC or MCI in such year (not including vans and the like made by

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         major manufacturers) which shall be manufactured by TMC or MCI (which buses shall be included in the term "Buses"). For purposes of determining compliance with the minimum purchase requirements of this Agreement, Buses purchased by the New GLI Entities during 1988, whether before or after June 30, 1988, shall be included. TMC and MCI agree to sell to each of the New GLI Entities Buses on the terms set forth herein.

         Section 3. The term "GLI Operating" appearing in second sentence of
Section 3 of the Agreement is amended to read "any GLI Entity."

         Section 4. The second, third, and fourth sentences of Section 4 of the Agreement are hereby amended to read in their entirety as follows:

         The initial amount paid by any GLI Entity or used to ascertain lease rental amounts shall be based on their aggregate annual requirements estimate of all GLI Entities.

         For the purposes of calculating the discount, such estimate shall include buses ordered under the Bus Purchase Agreement but shall not include Buses



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         purchased by the New GLI Entities during 1988 before June 30, 1988.

         If at the end of any calendar year, the GLI Entities have purchased and leased in the aggregate more or less than the estimated number of Buses, then the purchase price for all Buses purchased during such calendar year shall be appropriately adjusted in accordance with the foregoing table, and TMC and/or MCI or the appropriate GLI Entity, as the case may be, shall promptly pay any difference to the other(s) for Buses purchased or, for Buses leased, Seller or an affiliate of Seller shall make appropriate adjustment to the lease rental amounts, retroactively to the inception of the lease.

         Section 5. The first three sentences of Section 5 of the Agreement are hereby amended to read in their entirety as follows:

         The GLI Entities shall provide TMC with their best estimate for Buses during each calendar year for which they are to purchase Buses hereunder. Such estimate for 1988, 1989, 1990, 1991, and 1992 shall be delivered no later than June 1 of the year prior to such year; provided, however that the estimate with respect to 1988 need not have included Buses to be purchased by

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         the New GLI Entities and the estimate for 1989 need not be given prior to August 1, 1988. The GLI Entities shall provide TMC with a firm order no later than August 1 of the prior year, which order shall include the specifications (including options and accessories) of the Buses to be purchased.

         Section 6. Section 6 of the Agreement is hereby amended to read in its entirety as follows:

         6. Buses. Each GLI Entity reserves the right to request that TMC incorporate minor modifications in the options and accessories requesting in the firm order with respect to the Buses by written notice to TMC within a reasonable time for implementing such modifications. The appropriate GLI Entity will bear the cost of making such modifications.

         Sections 7 and 8. Sections 7 and 8 of the Agreement are hereby amended so that the term "GLI Operating" appearing therein is replaced with the term "each GLI Entity" in each instance.

         Section 9. Section 9 of the Agreement is hereby amended so that the term "GLI Operating" appearing therein is replaced with the term "any GLI Entity."

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         Section 15. Section 15 of the Agreement is hereby amended so that the term "GLI Operating" appearing therein is replaced with the term "any GLI Entity" and the address shown for GLI Operating has added, at the beginning thereof, the term "c/o Greyhound Lines, Inc."

         IN WITNESS WHEREOF, this Amendment has been executed by the undersigned on this 30th day of June, 1988.


TRANSPORTATION LEASING CO.                 GREYHOUND LINES, INC.

By: /s/ RICHARD C. STEPHAN                 BY: /s/ L. J. MCCABE
   -------------------------------            -------------------------------
        Richard C. Stephan                         L. J. McCabe
          Vice President                          Vice President


TRANSPORTATION MANUFACTURING               MOTOR COACH INDUSTRIES, INC.
CORPORATION

By: /s/ RONALD G. NELSON                   By: /s/ RONALD G. NELSON
   -------------------------------            -------------------------------
        Ronald G. Nelson                           Ronald G. Nelson
           Treasurer                                  Treasurer


TEXAS, NEW MEXICO & OKLAHOMA               VERMONT TRANSIT CO., INC.
COACHES, INC.

By: /s/ RONALD G. NELSON                   By: /s/ RONALD G. NELSON
   -------------------------------            -------------------------------
        Ronald G. Nelson                           Ronald G. Nelson
         Vice President                             Vice President



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T. N. M. &O. TOURS, INC.

By:
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